SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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                      Eaton Vance Special Investment Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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
                EATON VANCE INSTITUTIONAL SHORT TERM INCOME FUND
               EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                                                  March 21, 2005

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Institutional Short Term Income Fund and Eaton Vance Institutional Short Term Treasury Fund (each a "Fund"), series of Eaton Vance Special Investment Trust (the "Trust"), on Friday, April 29, 2005. There is only one item on the agenda, but it is an important one - the election of Trustees. We ask you to read the enclosed information carefully and to submit your vote promptly.

Since the Trustee proposal is common to the Funds, we have combined our discussion into a single proxy statement, which will reduce Fund expenses. Please note that we are required to provide you with one proxy card for each account that you own.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees that includes all of the existing Trustees and two new Trustees. The existing Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of the Board will continue to be composed of Trustees who are independent of Fund management.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, your Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help your Fund avoid the expense of additional mailings.

If you would like additional information concerning the election of Trustees, please call one of our service representatives at 1-800-262-1122. Your participation in this vote is extremely important.

                                           Sincerely,

                                           /s/ James B. Hawkes

                                           James B. Hawkes
                                           President and Chief Executive Officer
                                           Eaton Vance Management


        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                EATON VANCE INSTITUTIONAL SHORT TERM INCOME FUND
               EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND
                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                    Notice of Special Meeting of Shareholders
                            To Be Held April 29, 2005

A Special Meeting of Shareholders of each Fund will be held at the principal office of the Funds, The Eaton Vance Building, 255 State Street, Boston,
Massachusetts  02109, on Friday,  April 29, 2005 at 1:30 P.M.  (Eastern Standard
Time), for the following purposes:

     1.   To consider and act upon a proposal to elect Trustees.

     2. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

The proposal to elect Trustees is discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of each Fund. The Board of Trustees of the Funds has fixed the close of business on February 28, 2005 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                        By Order of the Board of Trustees

                                        /s/ Alan R. Dynner

                                        Alan R. Dynner
                                        Secretary

March 21, 2005
Boston, Massachusetts

                                    IMPORTANT
Shareholders can help the Board of Trustees avoid the necessity and additional expense to each Fund of further solicitations to obtain a quorum by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

                Special Meeting of Shareholders - April 29, 2005

                EATON VANCE INSTITUTIONAL SHORT TERM INCOME FUND
               EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND
                   (each, a "Fund" and together, the "Funds")

       each a series of Eaton Vance Special Investment Trust (the "Trust")

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109

                                 PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of Special Meeting of the Funds to be held April 29, 2005 at 1:30 P.M. (Eastern Standard Time) at The Eaton Vance Building, 255 State Street, Boston, MA 02109 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. All proxies are solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about March 21, 2005. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on February 28, 2005 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of February 1, 2005, there were 3,364,376 and 138,330 outstanding shares of beneficial interest of Eaton Vance Institutional Short Term Income Fund and Eaton Vance Institutional Short Term Treasury Fund, respectively.

As of February 1, 2005, the outstanding shares of Eaton Vance Institutional Short Term Income Fund were beneficially owned by Eaton Vance Management ("EVM" or "Eaton Vance"), Boston, MA (a Massachusetts business trust and a wholly-owned subsidiary of Eaton Vance Corp.), which owned 2,687,759 shares, or 79.8%, of the outstanding shares and Best Buy Co., Inc., Richfield, MN, which owned 676,617 shares, or 20.1%, of the outstanding shares. As of the same date, EVM owned beneficially 100% of the outstanding shares of Eaton Vance Institutional Short Term Treasury Fund. To the knowledge of the Funds, no other person owns (of record or beneficially) 5% or more of the outstanding shares of a Fund. The Trustees, nominees for Trustee, and executive officers of the Trust, as a group, own beneficially less than 1% of the outstanding shares of each Fund. As noted in Proposal 1, a plurality of the shares of the entire Trust, which includes nine other funds, is required to approve that proposal. Election of Trustees is non-cumulative.

The Trustees know of no business other than the business mentioned in Proposal 1 of the Notice of Special Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

Each Fund will furnish without charge a copy of the Fund's most recent Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such report should (i) access them on Eaton Vance's website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator; or
(iii) call 1-800-262-1122.

                        PROPOSAL 1. ELECTION OF TRUSTEES
The Board of Trustees has proposed that the slate of persons listed in the table set forth below be elected as Trustees of the Trust. Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Messrs. Esty and Verni who are nominees for election to the Board. Other than the nomination of Messrs. Esty and Verni, the slate of nominees for the Board consists of persons currently serving as Trustees on the Board.

TRUSTEE NOMINATIONS

The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below. Each Trustee holds office until his or her successor is elected and qualified. Information about the Trust officers appears below under "Additional Information".

INTERESTED TRUSTEES

James B. Hawkes is an "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with EVM; Boston Management and Research ("BMR"), a subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. EVC and Eaton Vance Inc. ("EV") are the corporate parent and trustee, respectively, of Eaton Vance and BMR. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization".)

                                                                                                 Number of              Other
                          Position(s)       Term of                                          Portfolios in Fund      Directorships
                         Held with the   Office(2) and                                      Complex Overseen by     Held by Trustee
Name, Address              Funds and       Length of      Principal Occupation(s) During     Trustee or Nominee       or Nominee
and Age(1)                 Portfolio      Time Served             Past Five Years              for Trustee(3)         for Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

James B. Hawkes            Trustee        Since 1989      Chairman, President and Chief              195            Director of EVC
DOB: 11/9/41                                              Executive Officer of BMR, Eaton
                                                          Vance, EVC and EV; Vice President
                                                          of EVD. Trustee and/or officer
                                                          of 195 registered investment
                                                          companies in the Eaton Vance
                                                          Group of Funds.

                                       2

                                                                                                 Number of              Other
                          Position(s)       Term of                                          Portfolios in Fund      Directorships
                         Held with the   Office(2) and                                      Complex Overseen by     Held by Trustee
Name, Address              Funds and       Length of      Principal Occupation(s) During     Trustee or Nominee       or Nominee
and Age(1)                 Portfolio      Time Served             Past Five Years              for Trustee(3)         for Trustee
------------------------------------------------------------------------------------------------------------------------------------

Noninterested Trustees

Benjamin C. Esty           Current Nominee   - - -        Professor, Harvard University Graduate      - - -         None
DOB: 1/2/63                for Trustee                    School of Business Administration.

Samuel L. Hayes, III       Chairman of the   Trustee      Jacob H. Schiff Professor of Investment      195          Director of
DOB: 2/23/35               Board and         since 1989;  Banking Emeritus, Harvard University                      Tiffany & Co.
                           Trustee           Chairman     Graduate School of Business Administration                (specialty
                                             since 2005   Administration.                                           retailer) and
                                                                                                                    Telect, Inc.
                                                                                                                    (telecommuni-
                                                                                                                    cation services
                                                                                                                    company)

William H. Park            Trustee           Since 2003   President and Chief Executive Officer,       195          None
DOB: 9/19/47                                              Prizm Capital Management, LLC (investment
                                                          management firm) (since 2002).  Executive
                                                          Vice President and Chief Financial Officer,
                                                          United Asset Management Corporation
                                                          (a holding company owning institutional
                                                          investment management firms) (1982-2001).

Ronald A. Pearlman         Trustee           Since 2003   Professor of Law, Georgetown University      195          None
DOB:  7/10/40                                             Law Center (since 1999).  Formerly, Tax
                                                          Partner, Covington & Burling, Washington
                                                          DC (1991-2000).

Norton H. Reamer           Trustee           Since 1989   President, Chief Executive Officer and       195          None
DOB: 9/21/35                                              a Director of Asset Management Finance
                                                          Corp. (a specialty finance company
                                                          serving the investment management
                                                          industry) (since October 2003).
                                                          President, Unicorn Corporation (an
                                                          investment and financial advisory
                                                          services company) (since September
                                                          2000).  Formerly, Chairman and Chief
                                                          Operating Officer, Hellman, Jordan
                                                          Management Co, Inc. (an investment
                                                          management company) (2000-2003).
                                                          Formerly, Advisory Director of Berkshire
                                                          Capital Corporation (investment banking
                                                          firm) (2002-2003).  Formerly, Chairman
                                                          of the Board, Untied Asset Management
                                                          Corporation (a holding company owning
                                                          institutional investment management
                                                          firms) and Chairman, President and
                                                          Director, UAM Funds (mutual funds)
                                                          (1980-2000).

Lynn A. Stout              Trustee           Since 1998   Professor of Law, University of              195          None
DOB: 9/14/57                                              California at Los Angeles School of Law
                                                          (since July 2001).  Formerly, Professor
                                                          of Law, Georgetown University Law Center.

                                       3

                                                                                                 Number of              Other
                          Position(s)       Term of                                          Portfolios in Fund      Directorships
                         Held with the   Office(2) and                                      Complex Overseen by     Held by Trustee
Name, Address              Funds and       Length of      Principal Occupation(s) During     Trustee or Nominee       or Nominee
and Age(1)                 Portfolio      Time Served             Past Five Years              for Trustee(3)         for Trustee
------------------------------------------------------------------------------------------------------------------------------------

Ralph F. Verni             Current Nominee    - - -       Consultant and private investor (since     - - -           Director of
DOB: 1/26/43               for Trustee                    2000); president and Chief Executive                       W.P. Carey &
                                                          Officer, Redwood Investment Systems,                       Company LLC
                                                          Inc. (software developer) (2000);                          (manager of
                                                          Chairman, President and Chief Executive                    real estate
                                                          officer, State Street Research &                           investment
                                                          Management and SSRM Holdings                               trusts)
                                                          (investment adviser) (1992-2000).

(1) The business address of each Trustee and nominee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2) As noted under "Trustee Nominations," each Trustee holds office until his or her successor is elected and qualified.
(3)  Includes both master and feeder funds in master-feeder structure.

The following table shows the dollar range of equity securities beneficially owned by each nominee for Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2004. The valuation date for the shares owned by Trustees is December 31, 2004.

                                                             Dollar Range of Equity Securities Owned by

                           Benjamin C.  James B.      Samuel L.       William H.   Ronald A.    Norton H.     Lynn A.      Ralph F.
Fund Name                    Esty(1)    Hawkes(2)   Hayes, III(3)(4)   Park(3)    Pearlman(3)   Reamer(3)   Stout(3)(4)    Verni(1)
---------                    -------    ---------   ---------------    -------    -----------   ---------   -----------    --------
Eaton Vance
Institutional Short
Term Income Fund              None        None            None          None         None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Eaton Vance
Institutional Short Term
Treasury Fund                 None        None            None          None         None         None         None          None
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of     None        Over           Over           Over         Over          Over        Over          None
Equity Securities Owned in              $100,000       $100,000       $100,000     $100,000      $100,000    $100,000
all Registered Funds
Overseen by Trustee in the
Eaton Vance Group of Funds

(1)  Nominee for Noninterested Trustee
(2)  Interested Trustee
(3)  Noninterested Trustee
(4) For some Funds, figures include shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

BOARD MEETINGS AND COMMITTEES
During the fiscal year ended December 31, 2004, the Trustees met nine times. The Board has three formal standing committees, an Audit Committee, a Special Committee and a Governance Committee. During the fiscal year ended December 31, 2004, the Audit Committee met five times, the Special Committee met five times and the Governance Committee met six times. Each Trustee currently serving on the Board attended at least 75% of such Board and committee meetings on which he or she serves.

The Audit, Special and Governance Committees of the Board are comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act ("Independent Trustees"). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

Messrs. Reamer (Chair), Hayes, Park and Ms. Stout serve on the Audit Committee of the Board of Trustees of the Funds, such Audit Committee being established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The purposes of the Audit Committee are to (i) oversee each Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; and (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit. The Board designated Messrs. Park, Hayes and Reamer as Audit Committee financial experts.

Messrs. Hayes (Chair), Park, Pearlman and Reamer and Ms. Stout serve on the Special Committee of the Board of Trustees of the Funds. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to a Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of a Fund's service providers (including Eaton Vance or any affiliated entity thereof) has any actual or potential conflict of interest with the interests of a Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

In  February  2004,  the  Special   Committee   established  a  Contract  Review
Subcommittee to act on matters delegated to it by the Special Committee, including matters relating to a Fund's investment advisory agreement and other service contracts, expense allocation, a Fund's directors' and officers' errors and omissions insurance coverage, and actual or potential conflicts of interest between Eaton Vance and its affiliated companies, on the one hand, and a Fund on the other hand. On August 16, 2004, the Special Committee approved a revised Special Committee Charter which eliminated the Contract Review Subcommittee, because it was determined that its function could be carried out by the full Special Committee. The Contract Review Subcommittee was comprised of Messrs. Hayes (Chair), Park, Pearlman and Reamer and met six times during the fiscal year ended December 31, 2004.

Ms. Stout (Chair) and Messrs. Hayes, Park, Pearlman and Reamer serve on the Governance Committee of the Board of Trustees of the Funds. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Board of Trustees and the compensation of such persons.

The Funds' Board of Trustees has adopted a written charter for its Governance Committee, not available on the Funds' website, a copy of which is attached as
Exhibit 1. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with the procedures  described  in  the  Committee's  charter.  In  no  event  shall  the
Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee's procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of a Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in Appendix A to the Committee's charter. Messrs. Esty and Verni were recommended to the Governance Committee by one of the Independent Trustees.

COMMUNICATION WITH THE BOARD
Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board of Trustees, any Chairperson of the Audit Committee, Special Committee or Governance Committee or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, MA 02109, c/o the Secretary of the applicable Fund.

REMUNERATION OF TRUSTEES
Trustees of the Trust who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on a Fund's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization are paid by the Trust. The compensation earned by the Trustees who are not members of the Eaton Vance Organization in their capacities as Trustees of the Trust as of December 31, 2004 (the Funds' most recent fiscal year end), and the compensation earned in their capacities as Trustees of the funds in the Eaton Vance fund complex for the year ended December 31, 2004, is set forth in the following table.

   Source of           Samuel L.      William H.      Ronald A.    Norton H.       Lynn A.
  Compensation         Hayes, III        Park         Pearlman       Reamer        Stout
     Trust(1)          $   6,183     $   6,555       $   5,839     $   5,772    $   6,417
 Complex Total(2)        200,000       180,000(3)      180,000       190,000      190,000(4)

(1)  The Trust consisted of 11 Funds as of December 31, 2004.
(2) As of February 28, 2005, the Eaton Vance fund complex consisted of 195 registered investment companies or series thereof.
(3)  Includes $106,981 of deferred compensation.
(4)  Includes $45,000 of deferred compensation.

VOTING AT THE MEETING
Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing each Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the Trust, to hold office until their successors are elected and qualified.

VOTE REQUIRED TO APPROVE PROPOSAL 1
The Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy. As noted above, Eaton Vance owns a majority of the outstanding shares of both Funds. However, because the Board of Trustees is elected by a plurality of the entire Trust, which includes nine other funds, the voting of Eaton Vance's Fund shares will not control the election of the Board of Trustees of the Trust.

The Board of Trustees recommends that the shareholders of each Fund vote to elect each nominee as a Trustee of the Trust.

                       NOTICE TO BANKS AND BROKER/DEALERS
The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                             ADDITIONAL INFORMATION

AUDITORS, AUDIT FEES AND ALL OTHER FEES
Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Funds. Deloitte is expected to be represented at the Special Meeting but, if not, a representative will be available by telephone should the need for consultation arise. Deloitte's representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The following table presents the aggregate fees billed for services rendered to each Fund for that Fund's last two fiscal years by Deloitte for professional services rendered for the audit of each Fund's annual financial statements and fees billed for other services rendered by Deloitte during those periods. No services described below were approved pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

--------------------------------------------------------------------------------
                           Eaton Vance Institutional   Eaton Vance Institutional
Type of Fee                 Short Term Income Fund     Short Term Treasury Fund
--------------------------------------------------------------------------------
Audit Fees:
  Fiscal year ended               $17,510                         $15,372
  December 31, 2003
--------------------------------------------------------------------------------
  Fiscal year ended                29,563                          18,954
  December 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Eaton Vance Institutional   Eaton Vance Institutional
Type of Fee                 Short Term Income Fund     Short Term Treasury Fund
--------------------------------------------------------------------------------
Audit-Related Fees:(1)
  Fiscal year ended                   $0                           $0
  December 31, 2003
--------------------------------------------------------------------------------
  Fiscal year ended                    0                            0
  December 31, 2004
--------------------------------------------------------------------------------
Tax Fees:(2)
  Fiscal year ended                $5300                        $5400
  December 31, 2003
--------------------------------------------------------------------------------
  Fiscal year ended                 5400                         5600
  December 31, 2004
--------------------------------------------------------------------------------
All Other Fees: (3)
  Fiscal year ended                   $0                           $0
  December 31, 2003
--------------------------------------------------------------------------------
  Fiscal year ended                    0                            0
  December 31, 2004
--------------------------------------------------------------------------------
Total:
  Fiscal year ended              $22,810                      $20,772
  December 31, 2003
--------------------------------------------------------------------------------
  Fiscal year ended               34,963                       24,554
  December 31, 2004
--------------------------------------------------------------------------------

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)  All other fees  consist of the  aggregate  fees  billed  for  products  and
     services   provided  by  the   principal   accountant   other  than  audit,
     audit-related, and tax services.

The aggregate non-audit (i.e., fees for audit-related, tax, and other services) billed for services rendered to Eaton Vance Institutional Short Term Income Fund for that Fund's last two fiscal years ended December 31, 2003 and 2004 by the Fund's independent registered public accounting firm were $5300 and $5400, respectively. The aggregate non-audit (i.e., fees for audit-related, tax, and other services) billed for services rendered to Eaton Vance Institutional Short Term Treasury Fund for that Fund's last two fiscal years ended December 31, 2003 and 2004 by the Fund's independent registered public accounting firm were $5400 and $5600, respectively. The aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Funds' investment adviser and any of its affiliates that provide ongoing services to the Funds which are subsidiaries of EVC for the fiscal years ended October 31, 2003 and October 31, 2004 by each Fund's independent registered public accounting firm were $467,489 and $340,730, respectively.

The Funds' Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Funds' principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Funds' Audit Committee at least annually. The Funds' Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Funds' principal accountant.

The Funds' Audit Committee has considered whether the provision by the Funds' principal accountant of non-audit services to the Funds' investment adviser, as well as any of its affiliates that provide ongoing services to the Funds, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

OFFICERS OF THE TRUST
The officers of the Trust and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Trust benefit from the advisory fees paid by the Funds to Eaton Vance.

                             Position(s)     Term of Office and                     Principal Occupations
Name, Address and Age(1)   Held with Fund   Length of Time Served                  During Past Five Years(2)
--------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.          President           Since 2002         Executive Vice President of Eaton Vance, BMR, EVC and EV.
DOB: 5/31/58                                                        Chief Investment Officer of Eaton Vance and BMR and Director
                                                                    of EVC.  Chief Executive Officer of Belair Capital Fund LLC,
                                                                    Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport
                                                                    Capital Fund LLC and Belrose Capital Fund LLC (private
                                                                    investment companies sponsored by Eaton Vance).  Officer of 59 registered investment companies managed by Eaton Vance or BMR.

Duke Laflamme              Vice President        Since 2001         Vice President of Eaton Vance and BMR.  Officer of 11
DOB: 7/8/69                                                         registered investment companies managed by Eaton Vance or BMR.

Thomas H. Luster           Vice President        Since 2002         Vice President of Eaton Vance and BMR.  Officer of 16
DOB: 4/8/62                                                         registered investment companies managed by Eaton Vance or BMR.

George C. Pierides         Vice President        Since 2004         Senior Managing Director of Fox Asset Management LLC.  Officer
DOB: 12/16/57                                                       of 12 registered investment companies managed by Eaton Vance or
                                                                    BMR.

Alan R. Dynner                Secretary          Since 1997         Vice President, Secretary and Chief Legal Officer of Eaton
DOB: 10/10/40                                                       Vance, BMR, EVD, EV and EVC.  Officer of 195 registered
                                                                    investment companies managed by Eaton Vance or BMR.

James L. O'Connor             Treasurer          Since 1989         Vice President of Eaton Vance, BMR and EVD.  Officer of 118
DOB: 4/1/45                                                         registered investment companies managed by Eaton Vance or BMR.

Paul M. O'Neil                  Chief            Since 2004         Vice President of Eaton Vance and BMR.  Officer of 195
DOB:  7/11/53                Compliance                             registered investment companies managed by EVM or BMR.
                               Officer

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.

INVESTMENT ADVISER, ADMINISTRATOR AND UNDERWRITER
Eaton Vance serves as investment adviser to each Fund, as well as many of the other funds in the Eaton Vance Group of Funds. In addition, Eaton Vance serves as administrator and sub-transfer agent to each Fund. EVD acts as the principal underwriter for each Fund. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

PROXY SOLICITATION AND TABULATION
The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust's Board of Trustees will be borne by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Funds' transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds' officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., by broker-dealer firms, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne pro rata by each Fund based on the number of shareholder accounts. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Proxy solicitation costs for the Funds are estimated to be $3000. As mentioned, such costs will be borne ratably by all of the Funds.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Funds may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a Fund, by the execution of a later-dated proxy card, by the Fund's receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals.

If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Trust in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Trust present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Funds do not conduct annual meetings.


March 21, 2005

                                                                       EXHIBIT 1

                           EATON VANCE GROUP OF FUNDS

                          GOVERNANCE COMMITTEE CHARTER

Composition of the Governance Committee. The Governance Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees of the Board. All members of the Governance Committee shall be Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"). The members of the Governance Committee shall consist of the Chairperson of the Board of Trustees and such other Independent Trustees as may be appointed by the Board, which shall also determine the number and term of such members. A Chairperson of the Governance Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

Purpose of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Board of Trustees, and the compensation of such persons.

Meetings of the Governance Committee. Meetings of the Governance Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Chairperson of the Board of Trustees, the Committee or the Chairperson of the Committee. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

Duties and Powers of the Governance Committee. To carry out its purpose, the Governance Committee shall have the following duties and powers with respect to each Fund:

     To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund that wish to recommend such candidates for consideration by the Governance Committee. Such procedures are set forth on Appendix A hereto.

     To recommend to the Board of Trustees individuals to be appointed or nominated for election as Independent Trustees.

                                     EX-1-1

     To recommend to the Board of Trustees from time to time, and in any event at least every four years, an Independent Trustee to be appointed as Chairperson of the Board of Trustees, with such duties and powers as are set forth on Appendix B hereto.

     To  evaluate  the  Board  of  Trustees'   performance  of  its  duties  and
     responsibilities at least annually, which evaluation shall include consideration of the number of funds on whose boards each Trustee serves, and to make recommendations to the Board of Trustees for any appropriate action designed to enhance such performance.

     To review periodically the compensation of the Trustees and the Chairperson of the Board of Trustees and to make recommendations to the Board of Trustees for any appropriate changes to such compensation.

     To review at least annually and make recommendations to the Board of Trustees with respect to the identity, responsibilities, composition and effectiveness of the various Committees of the Board of Trustees.

     To review periodically the Board's membership, structure and operation, and make recommendations to the Board of Trustees with respect to these matters, including the identity of any Trustee to be selected to serve as a Chairperson of a Committee of the Board.

     To review periodically, and make recommendations with respect to, the allocation of responsibilities among the various committees established from time to time by the Board of Trustees.

     To review the adequacy of this charter and evaluate the Governance Committee's performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board of Trustees.

     To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Governance Committee may deem necessary or appropriate.

Resources and Authority of the Governance Committee. The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds. The Governance Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Governance Committee necessary or appropriate in carrying out its duties under this charter. The Governance Committee may also make recommendations with respect to making available educational resources to the Independent Trustees. In fulfilling its duties under this charter, the Governance Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other services providers as it deems necessary or desirable.

                                     EX-1-2

                                   APPENDIX A

                                EATON VANCE FUNDS

                PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I. Identification of Candidates. When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. In no event shall the Governance
     Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.

     Shareholder Candidates. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

II. Evaluation of Candidates. In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate's educational background, (iv) the candidate's reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills, core competencies and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the candidate and the Fund; and
     (viii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

                                     EX-1-3

                                   APPENDIX B

                                EATON VANCE FUNDS

                       OFFICE OF CHAIRPERSON OF THE BOARD

I. Independent Chairperson of the Board. The Governance Committee is empowered to recommend an Independent Trustee for appointment by the full Board of Trustees as the Chairperson of the Board. The power and authority vested in the Chairperson and his or her status as an Independent Trustee are intended to enhance the ability of the Trustees to promote the interests of the shareholders of the Funds. The Chairperson's role is non-executive in nature, and the Chairperson shall not be directly responsible for the day-to-day operation or administration of the Funds, nor for decisions with respect to matters that would otherwise be within the purview of the Board as a whole or the Independent Trustees as a group.

     Duties and Powers of the Chairperson. The Chairperson of the Board shall have the following duties and powers with respect to each Fund:

          To preside at meetings of the Board of Trustees; and to exercise primary responsibility with respect to the agenda of such meetings, the topics discussed, the amount of time spent on each topic and the order in which topics are addressed.

          To serve as a member of the Governance, Special and Audit Committees of the Board of Trustees and to serve as the Chairperson of the Special Committee of the Board.

          To call meetings of the Board of Trustees and of any Committee thereof on such occasions and under such circumstances as the Chairperson may deemed necessary or desirable.

          To serve as a principal liaison with management and counsel to the Funds with respect to matters involving the Board of Trustees.

          To have the power and authority (but not the duty) to preside from time to time at meetings of the shareholders of the Fund, and to delegate such power and authority to other Trustees or officers of the Fund, in each case on such occasions and under such circumstances as may be deemed necessary or desirable by the Chairperson; provided, however, that in the event that the Chairperson does not preside at a meeting of shareholders or delegate such power and authority to another Trustee or officer of the Fund, the President of the Fund or the President's designee shall preside at such meeting.

          To serve as a point of contact for shareholders and other persons wishing to communicate with the Independent Trustees or the Board of Trustees.

                                     EX-1-4

          To have and exercise such duties and powers as are typically vested in a "lead" independent trustee of a mutual fund.

          To have, exercise and perform such additional duties and powers with respect to the Fund as from to time may be delegated to the Chairperson by the Board of Trustees.

Term of Appointment. Each appointee to the office of Chairperson of the Board shall serve in such capacity for a term of four years or until (i) such appointee's earlier resignation or removal from such office by the Board of Trustees upon the recommendation of the Governance Committee, or (ii) such appointee ceases to be a member of the Board of Trustees.

Resources and Authority of the Chairperson. The Chairperson of the Board shall have the resources and authority appropriate to discharge the responsibilities of the office, including the authority to engage, at the expense of the Funds, such advisors, agents, clerks, employees and counsel as may be deemed necessary or desirable by the Governance Committee or the Chairperson. The Chairperson, in consultation with the Governance Committee, may determine the appropriate levels of funding for payment of compensation to such persons. In fulfilling his or her responsibilities hereunder, the Chairperson shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds' other service providers as he or she deems necessary or desirable.

II. Ongoing Review by Committee. In establishing the office of the Chairperson of the Board, the Governance Committee has sought to implement, in a timely manner, certain governance practices set forth in final rules of the Securities and Exchange Commission, in respect of which compliance is required on or before January 16, 2006. The Committee will continue to monitor the effectiveness of the office of the Chairperson, and will make, on an ongoing basis, such further changes to the duties, powers and prerogatives of such office as it may determine are appropriate to enhance its effectiveness.




                                     EX-1-5

P.O. Box 9132
HINGHAM, MA  02043-9132

                                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                                   *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

          VOTE BY TELEPHONE                  VOTE ON THE INTERNET                    VOTE BY MAIL
1) Read the Proxy Statement and      1) Read the Proxy Statement and        1) Read the Proxy Statement
   have this card at hand               have this card at hand              2) If you want to vote use the
2) Call 1-800-690-6903               2) Go to www.proxyweb.com/proxy           Proxy Card on reverse
3) Enter control number shown at     3) Enter control number shown at       3) Return the card in the
   left and follow the simple           left and follow the simple             postage-paid envelope provided
   instructions                         instructions
4) Keep this card for your records   4) Keep this card for your records

*** Control Number:  999 999 999 999 99 ***

FUND NAME PRINTS HERE

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                  April 29, 2005
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, April 29, 2005 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                      Dated: __________________


                             PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                   IN THE ACCOMPANYING ENVELOPE.
                              NO POSTAGE REQUIRED IF MAILED IN THE U.S.


                    ____________________________________________________________
                    Signature(s):                              (Sign in the Box)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                               EATON VANCE PROXY

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                                      For all             Withhold
                                                                                   Nominees Listed      authority to
1.  To elect as Trustee the following nominees:                                   (except as noted      vote for all
    For all Trusts and Portfolios:                                                    at left)         nominees listed
    (01) Benjamin C. Esty, (02) James B. Hawkes, (03) Samuel L. Hayes, III,
    (04) William H. Park, (05) Ronald A. Pearlman, (06) Norton H. Reamer,
    (07) Lynn A. Stout, (08) Ralph F. Verni

     __________________________________________________________________________
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line above.



Note Address Change:       _______________________________

                           _______________________________

                           _______________________________
                             PLEASE SIGN ON REVERSE SIDE